Semiannual Report



                  GNMA
                  Fund
                  -----------------
                  November 30, 1997
                  -----------------





[LOGO OF T. ROWE PRICE APPEARS HERE]

T. Rowe Price

  Report Highlights
  ------------------------------------------------------------------------------
  GNMA Fund

 . Interest rates declined sharply after peaking in March, responding to low inflation and turmoil in Asian markets that drove investors into the safety of U.S. bonds.

 . The bond market posted solid returns over the six months ended November 30, 1997, although mortgage-backed bonds trailed Treasuries and corporates because of prepayment fears.

 . Your fund's six-month return surpassed the average performance of similar funds.

 . Relatively strong results were attributed to the fund's focus on lower-coupon mortgages, CMOs, and long-term government securities, which appreciated sharply.

 . We anticipate slightly lower rates, which should benefit mortgage-backed securities, particularly when investors realize that prepayment fears are exaggerated.

Fellow Shareholders

The bond market and your fund turned in solid performances during the six months ended November 30, 1997, and attractive results over the past 12 months. With consumer confidence soaring, unemployment low, and manufacturing near full capacity, the Federal Reserve had been concerned about a pickup in inflation. However, despite these conditions, inflation remained subdued due to rising productivity, freer global trade, and other factors.

MARKET ENVIRONMENT

The yield on the 10-year Treasury note fell from 6.13% a year ago, and 6.75% at the end of May, to 5.86% at the end of November. The current coupon GNMA yield followed a similar pattern, first rising and then declining to just below 7% from a peak of 7.91% in March. (See graph.) The Federal Reserve increased the key fed funds rate target from 5.25% to 5.50% in March but has been on hold since then.

                           [LINE GRAPH APPEARS HERE]

Date                Current Coupon GNMA                 10-Year Treasury Note
----                -------------------                 ---------------------
11/30/96                   7.18%                                 6.13%
                           7.60%                                 6.52%
                           7.56%                                 6.59%
2/28/97                    7.56%                                 6.56%
                           7.91%                                 6.79%
                           7.66%                                 6.69%
5/31/97                    7.68%                                 6.75%
                           7.43%                                 6.45%
                           7.00%                                 6.11%
8/31/97                    7.38%                                 6.38%
                           6.98%                                 6.06%
                           6.95%                                 5.90%
11/30/97                   6.99%                                 5.86%

The interest rate declines since March triggered fears of rising mortgage prepayments and their negative effect on mortgage-backed bonds. With lower rates, homeowners are able to either refinance existing mortgages or trade up in home value with more affordable financing. As the 30-year fixed rate mortgage fell to around 7.25% at the end of November, we observed an increase in prepayments in specific mortgage pools and also in the level of mortgage application indices, which indicate future prepayment levels. However, both levels are still lower than four years ago when the lowest mortgage rates in 20 years became available. (See chart on page 2.) Since current rates have returned to 1993 levels, today's relatively low prepayment activity indicates that a majority of homeowners have already refinanced their mortgages, and that sluggish new and secondary housing sales are holding down refinancings related to relocations.

Despite subdued prepayments, mortgage-backed bonds recently underperformed corporate and Treasury securities, partly because investors anticipated future prepayment problems. Even seasoned mortgage pools, where prepayments are usually lower than in newer two- to five-year-old pools, did not appreciate significantly in price as rates fell. However, we believe that if rates drop further in response to economic conditions and prospects for a balanced federal budget, the attractiveness of mortgage-backed bonds as higher-yielding, high-quality investment alternatives may become more apparent. Until then, the prepayment issue could continue to exert downward pressure on the mortgage market relative to Treasuries and investment-grade corporate bonds.

---------------
PREPAYMENT RATE
--------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                            Moderately Seasoned       Seasoned
Date                    New Mortgages            Mortgages            Mortgages
----                    -------------       -------------------       ---------
11/93                       14.30                  21.00                 17.90
                            14.00                  18.40                 19.50
                             9.20                  12.70                 14.20
                             9.80                  10.90                 12.50
                            10.00                  13.10                 15.40
                             6.60                  10.00                 12.60
 5/94                        5.80                  10.20                 11.60
                             5.70                  10.50                 10.60
                             5.10                   8.30                  8.50
                             5.30                   9.70                  9.80
                             5.00                   7.20                  7.90
                             4.60                   7.10                  7.70
11/94                        4.10                   6.00                  7.20
                             4.00                   5.40                  6.70
                             3.20                   4.20                  5.90
                             3.30                   4.50                  5.50
                             4.70                   6.20                  7.10
                             4.90                   5.90                  6.40
 5/95                        6.00                   7.70                  8.30
                             7.00                   8.90                  8.60
                             9.20                  10.30                  9.70
                             8.00                  10.90                 10.30
                             6.70                   8.90                  8.70
                             6.10                   8.80                  9.10
11/95                        5.20                   8.00                  8.90
                             4.70                   8.00                  9.20
                             4.50                   7.70                  9.10
                             6.60                  10.20                  9.90
                             6.20                  11.60                 12.20
                             5.10                  11.60                 11.30
 5/96                        4.50                  11.60                 11.90
                             3.70                  10.70                 10.30
                             3.50                  10.30                 11.30
                             3.00                   9.50                 10.00
                             2.50                   8.40                  9.20
                             2.40                   8.50                  9.30
11/96                        2.70                   8.60                  8.40
                             3.20                   8.30                  8.40
                             0.40                   7.70                  7.80
                             0.30                   7.10                  7.90
                             0.40                   9.50                 10.20
                             0.70                   9.70                  9.60
 5/97                        0.60                   9.00                 10.00
                             0.80                   9.40                 10.40
                             1.30                  10.60                 12.30
                             1.80                  10.10                 11.10
                             1.80                  11.80                 12.40
                             2.50                  12.50                 11.70
11/97                        3.00                   9.80                 11.50
                             6.90                  12.00                 12.00
                             7.40                  12.00                 12.00
                             6.80                  11.60                 11.80
                             7.90                  13.30                 13.60
                             7.90                  13.30                 13.50
 5/98                        8.30                  14.30                 14.50
                             8.60                  14.70                 15.00
                             8.50                  14.20                 14.40
                             8.90                  14.70                 14.90
                             8.20                  13.20                 13.50
                             8.50                  13.50                 13.80
11/98*                       8.00                  12.40                 12.60

*Projected


PERFORMANCE REVIEW

----------------------
Performance Comparison
--------------------------------------------------------------------------------

Period Ended 11/30/97                                   6 Months     12 Months
------------------------------------------------------------------------------
GNMA Fund                                                 6.09%        7.32%
 ..............................................................................
Lipper GNMA Funds Average                                 5.44         6.97
 ..............................................................................

An increase in share price from $9.30 on May 31 to $9.54 at the end of November accounted for almost half of your fund's solid return for the last six months. Dividend income was responsible for the other half. The return for the 12-month period was attributed primarily to income, with only a slight increase in share value. Results for both periods were well ahead of the average returns for similar funds, as can be seen in the table.

Low portfolio turnover in your fund's core GNMA holdings tends to stabilize income, although the trend toward lower rates was reflected in a slight decrease in dividend income, from $0.33 to $0.32 during the past six months.


STRATEGY


As prepayment fears grew, we emphasized lower-coupon mortgages, collateralized mortgage obligations (CMOs), and long-term government bonds in the portfolio, which allowed the fund to benefit from price appreciation when interest rates fell.

 ...THE TREASURY AND AGENCY BONDS IN THE PORTFOLIO... ROSE SHARPLY IN DIRECT PROPORTION TO THE DROP IN RATES.

While our investment decisions continued to take preservation of principal and income into consideration, the sharp fall in rates provided opportunity as well. For example, discount coupon mortgages have both low coupon rates and low principal payments, which increase their sensitivity to changes in interest rates. Long-term CMOs are backed by GNMAs, but their principal and interest payments are directed to different tranches of CMOs carved from a single group of mortgages. Therefore, our purchases of bonds with long average lives and low exposure to unanticipated principal payments enabled the fund to benefit from relatively strong price appreciation. In addition, the Treasury and agency bonds in the portfolio, which are not callable or subject to prepayment risk, rose sharply in direct proportion to the drop in rates.

We focused recent purchases on lower-coupon mortgage bonds with high interest rate sensitivity against the backdrop of declining rates. We also held on to many of our older, higher-coupon mortgage-backed bonds in an effort to stabilize the fund's dividend income. As we have done before, many of our new mortgage bond purchases were made in the forward market in anticipation of the receipt of both coupon and principal payments in future months. In the event that the income level is not sufficient for us to take delivery in a particular month, the forward contracts can be rolled out further without a negative impact on income, since lower future prices, if rates keep falling, make up for any lost income. (The forward contracts are reflected as Other Assets Less Liabilities in the Sector Diversification table following this letter.)

OUTLOOK

With prospects looking good for a federal budget nearly in balance in 1998, bond markets will be looking toward Washington to get an idea of how any future surpluses will be handled. A combination of tax cuts and debt reduction would be regarded favorably, while any attempt to raise spending would have the opposite effect. In the international arena, we believe that the slowdown in Asian economic growth and its impact on domestic exports has largely been discounted by the financial markets.

We anticipate a period of interest rate stability, with slightly lower rates overall than during recent years. Barring a more dramatic falloff in rates than we expect, which could result from continuing Asian woes and a negative impact on U.S. economic growth, we are sanguine about the prospects for the mortgage-backed securities market. Current fears of a surge in prepayments are exaggerated, in our view, and the high yields of GNMAs compared with other high-grade securities could make them appealing to investors in the months ahead.

Thank you for investing with T. Rowe Price.


Respectfully submitted,

/s/ Peter Van Dyke
President and Chairman of the Investment Advisory Committee

December 19, 1997

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

--------------------
Portfolio Highlights
--------------------


Key statistics

                                                              5/31/97   11/30/97
---------------------------------------------------------------------------------
Price Per Share                                                $9.30     $9.54
 .................................................................................

Dividends Per Share
 .................................................................................
     For 6 months                                               0.33      0.32
     ............................................................................
     For 12 months                                              0.65      0.65
     ............................................................................

Dividend Yield *
 .................................................................................
     For 6 months                                               7.11%     6.88%
     ............................................................................
     For 12 months                                              7.20      7.11
     ............................................................................

Weighted Average Maturity (years) **                             8.3       8.0
 .................................................................................

Weighted Average Effective Duration (years)                      4.9       3.9
 .................................................................................

Weighted Average Quality***                                      AAA       AAA
 .................................................................................

* Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

**  Based on prepayment-adjusted life of GNMA securities.

*** Based on T. Rowe Price research.


SECTOR DIVERSIFICATION

                                                       Percent of    Percent of
                                                       Net Assets    Net Assets
                                                         5/31/97      11/30/97
--------------------------------------------------------------------------------
GNMA Securities                                            106%           102%
 ................................................................................
Other Government Agency Securities                           2              3
 ................................................................................
U.S. Treasury Obligations                                    1              1
 ................................................................................
Short-Term Obligations                                       1              1
 ................................................................................
Other Assets Less Liabilities                              -10             -7
--------------------------------------------------------------------------------
 Total                                                     100%           100%

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

----------------------
Performance Comparison
----------------------


This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

GNMA FUND
--------------------------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]


                      Lipper GNMA Fds Average          Salomon GNMA Index       GNMA Fund
-----------------------------------------------------------------------------------------
Nov-87                                 10,000                      10,000          10,000
Nov-88                                 10,949                      11,072          10,728
Nov-89                                 12,282                      12,647          12,082
Nov-90                                 13,327                      13,883          13,160
Nov-91                                 15,119                      15,958          14,940
Nov-92                                 16,349                      17,400          16,154
Nov-93                                 17,502                      18,639          17,276
Nov-94                                 17,023                      18,338          16,885
Nov-95                                 19,725                      21,395          19,836
Nov-96                                 20,976                      22,985          20,981
Nov-97                                 22,503                      24,784          22,516


------------------------------------
Average Annual Compound Total Return
------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.



Periods Ended 11/30/97                        1 Year  3 Years  5 Years  10 Years
--------------------------------------------------------------------------------
GNMA Fund                                     7.32%   10.07%   6.87%    8.46%
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited


--------------------
Financial Highlights                                                   For a share outstanding throughout each period
-----------------------------------------------------------------------------------------------------------------------
                                          6 Months       Year                        3 Months+++       Year
                                             Ended      Ended                              Ended      Ended
                                          11/30/97    5/31/97      5/31/96    5/31/95    5/31/94    2/28/94    2/28/93
NET ASSET VALUE

Beginning of period                     $     9.30  $    9.19     $   9.51   $   9.14   $   9.60   $   9.92   $   9.79
                                      ..................................................................................

Investment activities
  Net investment income                       0.32       0.65         0.67       0.68       0.17       0.68       0.75
  Net realized and
  unrealized gain (loss)                      0.24       0.11        (0.32)      0.37      (0.46)     (0.32)      0.13
                                      ...................................................................................
  Total from
  investment activities                       0.56       0.76         0.35       1.05      (0.29)      0.36       0.88
                                      ...................................................................................

Distributions
  Net investment income                      (0.32)     (0.63)       (0.67)     (0.66)     (0.17)     (0.68)     (0.75)
  Tax return of capital                         --      (0.02)          --      (0.02)        --         --         --
                                      ...................................................................................
  Total distributions                        (0.32)     (0.65)       (0.67)     (0.68)     (0.17)     (0.68)     (0.75)
                                      ...................................................................................

NET ASSET VALUE
End of period                           $     9.54   $   9.30     $   9.19   $   9.51   $   9.14   $   9.60   $   9.92
                                      ----------------------------------------------------------------------------------
Ratios/Supplemental Data

Total return                                  6.09%      8.46%        3.72%     12.11%    (3.03)%      3.71%      9.36%
 ........................................................................................................................
Ratio of expenses to
average net assets                            0.70%+     0.74%        0.74%      0.76%     0.76%+      0.77%      0.79%
 ........................................................................................................................
Ratio of net investment
income to average
net assets                                    6.78%+     6.98%        7.04%      7.50%     7.24%+      6.93%      7.65%
 ........................................................................................................................
Portfolio turnover rate                       62.7%     115.9%       113.6%     121.3%    151.8%+      92.5%      94.2%
 ........................................................................................................................
Net assets, end of period
(in thousands)                          $1,028,938   $944,046     $903,796   $810,467  $802,304    $883,391   $913,722
 ........................................................................................................................



+   Annualized.
+++ The fund's fiscal year-end was changed to May 31.



The accompanying notes are an integral part of these financial statements.

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 1997



-----------------------
Statement of Net Assets                                           Par       Value
-----------------------------------------------------------------------------------
                                                                    In thousands
U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES  105.5%

U.S. Government Guaranteed Obligations  105.5%

Government National Mortgage Assn.
         I
              6.00%, 11/15/23 - 6/15/26                    $   59,976  $   57,795
              ......................................................................
              6.50%, 6/15/23 - 9/15/27                         63,883      63,029
              ......................................................................
              7.00%, 4/15/17 - 10/15/27                        85,160      85,880
              ......................................................................
              7.50%, 3/15/07 - 8/15/27                        107,474     110,497
              ......................................................................
              8.00%, 3/15/14 - 9/15/27                        158,905     165,886
              ......................................................................
              8.50%, 12/15/04 - 11/15/27                       44,833      47,551
              ......................................................................
              9.00%, 4/15/16 - 9/15/24                         54,839      59,417
              ......................................................................
              9.50%, 6/15/09 - 12/15/24                         9,438      10,257
              ......................................................................
              10.00%, 10/15/15 - 7/15/24                        7,432       8,233
              ......................................................................
              10.50%, 1/15/13 - 11/15/21                        3,968       4,451
              ......................................................................
              11.00%, 2/15/10 - 6/15/19                           813         923
              ......................................................................
              11.50%, 4/15/10 - 7/15/20                         3,691       4,236
              ......................................................................
              12.00%, 5/15/11 - 10/15/15                        4,948       5,775
              ......................................................................
              12.50%, 4/15/10 - 7/15/15                         1,807       2,125
              ......................................................................
              13.00%, 1/15/11 - 8/15/15                           881       1,044
              ......................................................................
              13.50%, 5/15/10 - 1/15/15                         1,244       1,477
              ......................................................................
         II
              6.50%, 3/20/26                                   12,413      12,154
              ......................................................................
              7.00%, 9/20/27                                    9,881       9,864
              ......................................................................
              8.00%, 10/20/24 - 5/20/27                        29,798      30,707
              ......................................................................
              8.50%, 4/20/16 - 2/20/23                         19,616      20,652
              ......................................................................
              10.00%, 9/20/16 - 5/20/25                         1,714       1,880
              ......................................................................
              11.00%, 2/20/14 - 9/20/20                         1,747       1,958
              ......................................................................
              11.50%, 12/20/13 - 7/20/20                        1,302       1,483
              ......................................................................
              12.50%, 10/20/13 - 1/20/16                          167         194
              ......................................................................
              13.00%, 10/20/13 - 9/20/15                          674         791
              ......................................................................
          GPM, I
              8.75%, 6/15/17 - 6/15/22                            646         684
              ......................................................................
              9.00%, 5/15/09 - 3/15/14                            308         331
              ......................................................................
              9.25%, 5/15/16 - 8/15/21                          5,019       5,404
              ......................................................................
              9.50%, 6/15 - 11/15/09                            2,225       2,413
              ......................................................................
              9.75%, 4/15/16 - 8/15/21                          5,150       5,611
              ......................................................................
              10.25%, 1/15 - 2/15/18                               90          99
              ......................................................................
              10.75%, 2/15/16 - 4/15/19                           831         923
              ......................................................................

T. Rowe Price GNMA Fund
---------------------------------------------------------------------------



                                                                  Par       Value
-----------------------------------------------------------------------------------
                                                                   In thousands
Government National Mortgage Assn.

    GPM, I
         11.00%, 8/15 - 9/15/10                            $      246  $      274
         ..........................................................................
         11.50%, 2/15 - 6/15/13                                    48          54
         ..........................................................................
         12.00%, 10/15/10 - 2/15/13                               390         445
         ..........................................................................
         12.25%, 1/15/14 - 3/15/15                                162         186
         ..........................................................................
         12.50%, 4/15/10 - 10/15/12                               480         552
         ..........................................................................
         12.75%, 10/15/13 - 5/15/15                               302         348
         ..........................................................................
    GPM, II
         9.25%, 2/20/16                                           122         131
         ..........................................................................
         9.75%, 12/20/20 - 7/20/21                                205         221
         ..........................................................................
         10.25%, 3/20 - 9/20/16                                    31          34
         ..........................................................................
         11.00%, 9/20/13 - 1/20/14                                 54          61
         ..........................................................................
         12.25%, 1/20/14 - 10/20/15                               186         216
         ..........................................................................
         12.75%, 10/20/13 - 7/20/15                               220         257
         ..........................................................................
    Midget, I
         7.00%, 9/15/12                                         9,783       9,935
         ..........................................................................
    Project Loan, I
         6.16%, 6/15/30                                        15,991      15,112
         ..........................................................................
         6.85%, 8/15/32                                        12,262      12,392
         ..........................................................................
         7.35%, 7/15/32                                         5,390       5,615
         ..........................................................................
         7.60%, 6/15/27                                         6,400       6,790
         ..........................................................................
         7.75%, 3/15/20                                         3,999       4,244
         ..........................................................................
         7.875%, 6/15/27                                        2,990       3,193
         ..........................................................................
         8.00%, 11/15/12 - 11/15/17                             6,440       6,906
         ..........................................................................
         8.50%, 1/15/27                                           392         411
         ..........................................................................
         9.25%, 10/15/23                                        9,722      10,363
         ..........................................................................
         10.75%, 3/15/26                                        6,095       6,830
         ..........................................................................
    REMIC
         6.50%, 10/16/24                                       33,000      31,123
         ..........................................................................
         7.00%, 10/16/21 - 5/16/24                             18,400      18,474
         ..........................................................................
         7.493%, 7/16/24                                       13,450      14,341
         ..........................................................................
         7.50%, 7/16/12 - 5/16/27                              52,570      54,695
         ..........................................................................
         8.00%, 6/20/25                                        43,810      45,767
         ..........................................................................
         Interest Only, 8.00%, 6/16/23**                        8,578       1,394
         ..........................................................................
    TBA, I
         7.00%, 7/15/20                                        40,000      40,165
         ..........................................................................
         7.50%, 7/15/20                                        25,000      25,540
         ..........................................................................
         8.00%, 7/15/20                                        10,000      10,363
         ..........................................................................

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------

                                                                            Value
----------------------------------------------------------------------------------
                                                                     In thousands

U. S. Department of Veteran Affairs, REMIC
              7.25%, 10/15/08                          $   10,545     $   11,039
              ....................................................................
              7.50%, 5/15/24                               18,750         19,939
              ....................................................................
              9.54%, 3/15/25                                3,823          4,237
 .................................................................................
Total U.S. Government Mortgage-Backed Securities
    (Cost $1,051,026)                                                  1,085,371
                                                                    ..............
U.S. GOVERNMENT OBLIGATIONS  1.1%

U.S. Treasury Obligations  1.1%
U.S. Treasury Bonds, 6.375%, 8/15/27                       11,000         11,438
 ..................................................................................
Total U.S. Government Obligations (Cost $11,072)                          11,438
                                                                    ..............
MONEY MARKET FUNDS  0.6%

Government Reserve Investment Fund, 5.44% #                 6,237          6,237
 ..................................................................................
Total Money Market Funds (Cost $6,237)                                     6,237
                                                                    ..............
Total Investments in Securities
107.2% of Net Assets (Cost $1,068,335)                              $  1,103,046

Other Assets Less Liabilities                                            (74,108)
                                                                    ..............
NET ASSETS                                                          $  1,028,938
                                                                    --------------
Net Assets Consist of:
Accumulated net investment income - net of distributions            $     (5,457)
Accumulated net realized gain/loss - net of distributions                (24,246)
Net unrealized gain (loss)                                                34,711
Paid-in-capital applicable to 107,814,100 no par value
shares of beneficial interest outstanding; unlimited
number of shares authorized                                            1,023,930
                                                                    ..............
NET ASSETS                                                          $  1,028,938
                                                                    --------------
NET ASSET VALUE PER SHARE                                           $       9.54
                                                                    --------------

**    For Interest Only securities, amount represents notional principal, on which the fund receives interest
#     Seven-day yield
GPM   Graduated Payment Mortgage
REMIC Real Estate Mortgage Investment Conduit
TBA To be announced security was purchased on a forward commitment basis; the aggregate liability for securities purchased under such agreements totaled $76,165,000 at 11/30/97.


The accompanying notes are an integral part of these financial statements.

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited

-----------------------
Statement of Operations
--------------------------------------------------------------------------------
In thousands


                                                         6 months
                                                            Ended
                                                         11/30/97
Investment Income
Interest income                                         $  37,199
                                                        ...........
Expenses
  Investment management                                     2,358
  Shareholder servicing                                       856
  Custody and accounting                                      162
  Prospectus and shareholder reports                           48
  Registration                                                 17
  Legal and audit                                              10
  Trustees                                                      7
  Miscellaneous                                                 6
                                                        ...........
  Total expenses                                            3,464
                                                        ...........
Net investment income                                      33,735
                                                        ...........
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                      1,360
Change in net unrealized gain or loss on securities        23,974
                                                        ...........
Net realized and unrealized gain (loss)                    25,334
                                                        ...........

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                  $  59,069
                                                        -----------


The accompanying notes are an integral part of these financial statements.

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited


----------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands



                                                       6 MONTHS         YEAR
                                                          ENDED        ENDED
                                                       11/30/97      5/31/97
Increase (Decrease) in Net Assets
Operations
 Net investment income                                $   33,735   $  64,149
 Net realized gain (loss)                                  1,360      (2,280)
 Change in net unrealized gain or loss                    23,974      12,761
                                                      ........................
 Increase (decrease) in net assets from operations        59,069      74,630
                                                      ........................

Distributions to shareholders
 Net investment income                                   (33,735)    (62,285)
 Tax return of capital                                        --      (1,864)
                                                      .........................
 Decrease in net assets from distributions               (33,735)    (64,149)
                                                      .........................
Capital share transactions *
 Shares sold                                             111,475     158,183
 Distributions reinvested                                 17,014      34,846
 Shares redeemed                                         (68,931)   (163,260)
                                                      .........................
 Increase (decrease) in net assets from capital
 share transactions                                       59,558      29,769
                                                      .........................
Net Assets
Increase (decrease) during period                         84,892      40,250
Beginning of period                                      944,046     903,796
                                                      .........................
End of period                                         $1,028,938   $ 944,046
                                                      -------------------------
*Share information
  Shares sold                                             11,782      17,000
  Distributions reinvested                                 1,793       3,746
  Shares redeemed                                         (7,281)    (17,550)
                                                      .........................
  Increase (decrease) in shares outstanding                6,294       3,196



The accompanying notes are an integral part of these financial statements.

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 1997


-----------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price GNMA Fund (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 26, 1985.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities originally issued with maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

Premiums and Discounts Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes. Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income and takes cash and U.S. Treasury securities as collateral to secure the loans. Collateral is maintained at not less than 100% of the value of loaned securities. At November 30, 1997, the value of securities on loan was $7,019,000. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

Other Purchases and sales of U.S. government securities aggregated $703,000,000 and $659,224,000, respectively, for the six months ended November 30, 1997.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund has unused realized capital loss carryforwards for federal income tax purposes of $25,606,000, of which $1,304,000 expires in 1998, $248,000 in 1999, and $24,054,000 thereafter through 2005. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

At November 30, 1997, the aggregate cost of investments for federal income tax and financial reporting purposes was $1,068,335,000, and net unrealized gain aggregated $34,711,000, of which $35,959,000 related to appreciated investments and $1,248,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $399,000 was payable at November 30, 1997. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the com-

T. Rowe Price GNMA Fund
--------------------------------------------------------------------------------


bined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At November 30, 1997, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $426,000 for the six months ended November 30, 1997, of which $86,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Income Fund held approximately 35.2% of the outstanding shares of the GNMA Fund at November 30, 1997. For the six months then ended, the fund was allocated $406,000 of Spectrum expenses, $49,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended November 30, 1997, totaled $194,000 and are reflected as interest income in the accompanying Statement of Operations.

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------


Investment Services And Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132  Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

In Person  Available in T. Rowe Price Investor Centers.


ACCOUNT SERVICES

Checking  Available on most fixed income funds ($500 minimum).

Automatic Investing  From your bank account or paycheck.

Automatic Withdrawal  Scheduled, automatic redemptions.

Distribution Options  Reinvest all, some, or none of your distributions.

Automated 24-Hour Services  Including Tele*Access(R) and
T. Rowe Price OnLine.


DISCOUNT BROKERAGE*

Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.


INVESTMENT INFORMATION

Combined Statement  Overview of your T. Rowe Price accounts.

Shareholder Reports  Fund managers' reviews of their strategies and results.

T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

Performance Update  Quarterly review of all T. Rowe Price fund results.

Insights  Educational reports on investment strategies and financial markets.

Investment Guides  Asset Mix Worksheet, College Planning Kit, Diversifying
Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


*A division of T. Rowe Price Investment Services, Inc.  Member NASD/SIPC.

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
 ........................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications*
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology
Small-Cap Stock***
Small-Cap Value**
Spectrum Growth
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
 ........................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Insured
Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured
Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

 ........................
International/Global

Emerging Markets Bond
Global Government Bond
International Bond

MONEY MARKET FUNDS
 ........................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ........................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ........................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio


* Formerly the closed-end New Age Media Fund; converted to open-end status on 7/28/97.
**   Closed to new investors.
***  Formerly the OTC Fund.

Please call for a prospectus. Read it carefully before you invest or send money.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For yield, price, last transaction,
current balance, or to conduct
transactions, 24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call:   1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202


This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price GNMA Fund.


Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607


[LOGO OF T. ROWE PRICE APPEARS HERE]
T. ROWE PRICE
T. Rowe Price Investment Services, Inc., Distributor.